U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):  September 3, 2010

SWORDFISH FINANCIAL, INC.
(Exact Name of Registrant as Specified in Charter)

Minnesota	0-7475	41-0831186
(State of organization)	(Commission File Number)	(IRS Employer Identification No.)

142 Wembley Way
Rockwall, Texas, 75032
(Address of principal executive offices including zip code)

972-310-1830
(Registrant’s telephone number, including area code)
Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 3, 2009, the board of directors and shareholders owning a majority of the Company’s issued and outstanding common stock voted to amend the Company’s Articles of Incorporation to increase the authorized common shares to 500,000,000 shares with a par value of $.16 per share and establish 50,000,000 shares of preferred stock, par value $.0001 per share.

Item 9.01	Financial Statements and Exhibits

 (c)  Exhibits

Exhibit No.	Description

3.1	Amendment to Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SWORDFISH FINANICAL, INC.

Date: November 12, 2010	By:	/s/Randy Moseley
Randy Moseley, Chief Financial Officer